LETTER OF TRANSMITTAL

              To Tender 9.4% Cumulative Trust Preferred Securities
                                       of
                           U.S. HOME & GARDEN TRUST I

            Pursuant to the Offer to Purchase Dated December 15, 1999
                                       by
                             U.S. HOME & GARDEN INC.

--------------------------------------------------------------------------------
                         THE OFFER AND WITHDRAWAL RIGHTS
                      WILL EXPIRE AT 5:00 PM, NEW YORK CITY
                       TIME, ON FRIDAY, JANUARY 14, 2000,
                          UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                   By Mail, Overnight Courier or Hand Delivery
                                   2 Broadway
                            New York, New York 10004
                      Attention: Reorganization Department

                            By Facsimile Transmission
                        (for eligible institutions only):
                                 (212) 616-7610

                      Confirm facsimile by telephone only:
                             (212) 509-4000 Ext. 535

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     PLEASE REFER TO INSTRUCTION 10 OF THIS LETTER OF TRANSMITTAL FOR IMPORTANT INFORMATION REGARDING BACKUP WITHHOLDING REQUIRED BY THE INTERNAL REVENUE SERVICE AND THE SUBMISSION OF A SUBSTITUTE FORM W-9 TO THE DEPOSITARY.

-------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF TRUST SECURITIES TENDERED
-------------------------------------------------------------------------------------------------------------------------
             Name(s) and Address(es) of                                              Total Number of
                Registered Holder(s)                        Trust Security           Trust Securities      Total Number
         (Please fill in, if blank, exactly                   Certificate             Represented by         of Trust
        how name(s) appear on Trust Security                   Number(s)              Trust Security        Securities
                   Certificate(s)                         (if applicable)(1)        Certificate(s)(1)      Tendered(2)
------------------------------------------------------ -------------------------- ----------------------- ---------------

------------------------------------------------------ -------------------------- ----------------------- ---------------

------------------------------------------------------ -------------------------- ----------------------- ---------------

------------------------------------------------------ -------------------------- ----------------------- ---------------

------------------------------------------------------ -------------------------- ----------------------- ---------------

------------------------------------------------------ -------------------------- ----------------------- ---------------
(1)  Need not be completed by Securityholders delivering by book-entry transfer.

(2)  Unless otherwise indicated, it will be assumed that all Trust Securities represented by certificates delivered to the
     Depositary are being tendered. See Instruction 4.
-------------------------------------------------------------------------------------------------------------------------

                  PLEASE READ THE INSTRUCTIONS SET FORTH BELOW.

     This Letter of Transmittal is to be completed by holders of 9.4% Cumulative Trust Preferred Securities (the "Trust Securities") of U.S. Home & Garden Trust I (the "Trust"), if certificates for Trust Securities are to be forwarded herewith or if delivery of Trust Securities is to be made by book-entry transfer into the account maintained by Continental Stock Transfer & Trust Company as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

     Securityholders of the Trust whose certificates evidencing Trust Securities (the "Certificates") are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Trust Securities according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

|_| CHECK HERE IF TENDERED TRUST SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________


|_| CHECK HERE IF TENDERED TRUST SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): _______________________________________________

Window Ticket Number (if any): _________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Institution which Guaranteed Delivery: _________________________________

If delivery is by book-entry transfer: _________________________________________

         Name of Tendering Institution: ________________________________________

         Account Number: _______________________________________________________

         Transaction Code Number: ______________________________________________

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to U.S. Home & Garden Inc., a Delaware corporation ("the Company") the above-described 9.4% Cumulative Trust Preferred Securities (the "Trust Securities") of U.S. Home & Garden Trust I, a Delaware statutory business trust (the "Trust"), at a purchase price of $15.00 per Trust Security, net to the seller in cash (the "Offer Price"), without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 15, 1999 (the "Offer to Purchase") and in this Letter of Transmittal (which together with the Offer to Purchase, constitutes the "Offer"). The undersigned understands that the Company reserves the right to transfer or assign, in whole at any time, or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Trust Securities tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Trust Securities tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended, amended or supplemented, the terms and conditions of any such extension, amendment or supplement), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest of the undersigned in and to all of the Trust Securities that are being tendered hereby and any and all dividends, distributions , distributable to the undersigned on a date prior to the transfer to the name of the Company (or nominee or transferee of the Company) on the Trust's transfer records of the Trust Securities tendered herewith (collectively, a "Distribution"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Trust Securities (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Trust Securities (and any Distributions) ("Certificates") or transfer ownership of such Trust Securities (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer and authenticity, to the Depositary for the account of the Company, (b) present such Trust Securities (and any Distributions) for transfer on the books of the Trust, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Trust Securities (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints the Company or any other designees of the Company, and each of them, as such securityholder's attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such securityholder's rights with respect to the Trust Securities tendered by such securityholder and accepted for payment by the Company and with respect to any and all other Trust Securities or other securities issued or issuable in respect of such Trust Securities on or after December 15, 1999. Such appointment will be effective upon the acceptance for payment of such Trust Securities by the Company in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney and proxies given by such securityholder with respect to such Trust Securities (and such other Trust securities and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective).

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Trust Securities (and any Distributions) tendered hereby, and (b) when the Trust Securities are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title to the Trust Securities (and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any signature guarantee or additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Trust Securities (and all Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Company any and all Distributions in respect of the Trust Securities tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, the Company will be, subject to applicable law, entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Company in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, liquidation or dissolution of the undersigned and any obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase this tender of Trust Securities is irrevocable.

     The undersigned understands that tenders of Trust Securities pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the

Company upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation and warranty that the undersigned owns the Trust Securities tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Offer Price of all Trust Securities purchased, and/or return any Certificates not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Trust Securities Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the Offer Price and/or return any Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Trust Securities Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the Offer Price of any Trust Securities purchased and/or return any Certificates not tendered or accepted for payment and any accompanying documents, as appropriate in the name
(s) of, and deliver such check and/or return any such Certificates (and any," accompanying documents) to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Trust Securities tendered herewith by book-entry transfer that are not accepted for payment by crediting the account designated above. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Trust Securities from the name(s) of the registered holder(s) thereof if the Company does not accept for payment any of the Trust Securities so tendered.

|_| CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING THE TRUST SECURITIES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

Number of Trust Securities represented by lost, destroyed or stolen certificates:_________________________________________________________________

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS

                        (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Trust Securities accepted for payment is to be issued in the name of a person other than the undersigned or if certificates for Trust Securities not tendered or not accepted for payment are to be issued in the name of a person other than the undersigned or if Trust Securities tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account shown above.

Issue     |_| Check |_| Certificates to:

Name: __________________________________________________________________________
                                   (Please Print)

Address:   _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________
                                  (Include Zip Code)


           _____________________________________________________________________
                             (Taxpayer Identification or
                                 Social Security No.)

(See Substitute Form W-9 on Back Cover)

Credit Trust Securities tendered by book-entry transfer that are not accepted for payment to:


________________________________________________________________________________
                                 (Account Number


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS

                        (See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificate(s) for Trust Securities not tendered or not accepted for payment and/or the check for the purchase price of Trust Securities accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail     |_| Check |_| Certificates to:

Name: __________________________________________________________________________
                                   (Please Print)

Address:   _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________
                                  (Include Zip Code)


           _____________________________________________________________________
                             (Taxpayer Identification or
                                 Social Security No.)

(See Substitute Form W-9 on Back Cover)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    ODD LOTS

To be completed ONLY if Trust Securities are being tendered by or on behalf of a person owning beneficially, as of the Expiration Date, an aggregate of less than 100 Trust Securities.

The undersigned either (check one box):

[__] is the beneficial owner of an aggregate of less than 100 Trust Securities all of which are being tendered; or

[__] is a broker, dealer, commercial bank, trust company or other nominee which:

(a) is tendering, for the beneficial owners thereof, Trust Securities with respect to which it is the record owner, and

(b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner of an aggregate of less than 100 Trust Securities and is tendering all of such Trust Securities.

--------------------------------------------------------------------------------

                                   IMPORTANT.
                            SECURITYHOLDERS SIGN HERE
                       (Also complete Substitute Form W-9)

x ______________________________________________________________________________

x ______________________________________________________________________________
               (Signature(s) of Holder(s) or Authorized Signatory)

Date: __________________________________________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Trust Security Certificate(s) or on a security position listing or by person(s) authorized to become registered holders(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name (s) _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (Full Title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Daytime Telephone Number. (    ) _______________________________________________
                                   (Area Code)

Tax Identification or Social Security No: ______________________________________
                    (See Substitute Form W-9 on Reverse Side)


                            GUARANTEE OF SIGNATURE(s)
                    (if Required - See Instructions I and 5)

(Authorized Signature): ________________________________________________________

Name: __________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Daytime Telephone Number: (    ) _______________________________________________
                                   (Area Code)

Dated: _________________________________________________________________________


                                  INSTRUCTIONS
             Forming Part of the, Terms and Conditions of the Offer

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Trust Securities (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Trust Securities) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Trust Securities are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Association Medallion Program, the New York Stock Exchange, Inc., Medallion Signature Program or the Stock

Exchange Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by securityholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Trust Securities or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Trust Securities into the Depositary's account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If certificates for Trust Securities are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Securityholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Trust Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Certificates (or a Book-Entry Confirmation) representing all tendered Trust Securities, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depository within three American Stock Exchange trading days after the date of such Notice of Guaranteed Delivery. An "American Stock Exchange trading day" is any day which the American Stock Exchange is open for business. If Trust Securities Certificates are delivered separately to the Depository a properly completed and executed Letter of Transmittal must accompany such delivery.

     Tendering securityholders should use this Letter of Transmittal (and, if necessary, the Notice of Guaranteed Delivery provided with the Offer to Purchase). Securityholders will be able to tender (or withdraw) their Trust Securities pursuant to the Offer until 5:00 PM, New York City time, Friday, January 14, 2000 (or such later date to which the Offer may be extended).

     Trust Securities can only be tendered at the price of $15.00 per Trust Security.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SECURITYHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Trust Securities will be purchased. All tendering securityholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any fight to receive any notice of the acceptance of their Trust Securities for payment.

     3. Inadequate Space and the Number of Trust Securities Tendered. If the space provided herein under "Description of Trust Securities Tendered" is inadequate, the certificate numbers and/or the number of Trust Securities evidenced by such Certificates and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tender. (Not applicable to securityholders who tender by book-entry transfer). If fewer than all the Trust Securities evidenced by any Trust Security Certificate delivered to the Depositary herewith are to be tendered, fill in the number of Trust Securities which are to be tendered in the box entitled "Number of Trust Securities Tendered." In such cases, new certificates for the Trust Securities that were evidenced by your old Certificates, but which were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal entitled "Special Delivery Instructions", as soon as practicable after the Expiration Date. All Trust Securities represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Trust Securities tendered hereby, the signature (s) must correspond with the name (s) as written on the face of the certificate (s) evidencing such Trust Securities without alteration, enlargement or any change whatsoever.

     If any Trust Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Trust Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Trust Securities listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Trust Securities not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Trust Security Certificate(s) listed, the Trust Security Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such Certificates and stock powers must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

     6. Transfer Taxes. Except as otherwise provided in this Instruction 6, the Company will pay any transfer taxes with respect to the purchase of Trust Securities pursuant to the Offer. If, however, payment of the Offer Price of any Trust Securities purchased is to be made to, or if certificate(s) evidencing Trust Securities not tendered or purchased are to be registered in the name of, any person other than the registered owner(s), or if tendered Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price of such Trust Securities unless satisfactory evidence of the payment of such taxes, or an exemption therefrom, is submitted.

     7. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase less than all Trust Securities tendered before the Expiration Date, the Trust Securities purchased first will consist of all Trust Securities validly tendered on or prior to the Expiration Date by or on behalf of securityholders who beneficially owned and continue to beneficially own as of the Expiration Date, an aggregate of less than 100 Trust Securities, and who tenders all of such securityholder's Trust Securities. This preference will not be available unless the box captioned "Odd Lots" is completed.

     8. Special Payment and Delivery Instructions. If a check for the Offer Price of any Trust Securities tendered hereby is to be issued in the name of, and/or Certificates for Trust Securities not tendered or not purchased are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal in the box entitled "Description of Trust Securities Tendered", the appropriate boxes on this Letter of Transmittal must be completed. A securityholder who tenders by book-entry transfer may request that Trust Securities not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such securityholder may designate under "Special Payment Instructions." If no such instructions are given, such Trust Securities not accepted for payment will be returned by crediting the account designated above under "Description of Trust Securities Tendered."

     9. Waiver of Conditions. The conditions of the Offer may be waived by the Company in whole or in part at any time and from time to time in its sole discretion.

     10. Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a securityholder, whose tendered Trust Securities are accepted for payment, is required to provide the Depositary with such Securityholder's correct taxpayer identification number ("TIN"), generally the Securityholder's social security or federal employer identification number, and certain other information, on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, or an adequate basis for exemption, the Internal Revenue Service may subject the Securityholder or other payee to a $50 penalty. In addition, payments that are made to such Securityholder or other payee with respect to Trust Securities purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain securityholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the securityholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the securityholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Securityholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Securityholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     To prevent backup withholding on payments that are made to a securityholder with respect to Trust Securities purchased pursuant to the Offer, the securityholder is required to notify the Depositary of such securityholder's correct TIN by completing a Substitute Form W-9 certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such securityholder is awaiting a TIN), and (b) that (1) such securityholder is exempt from backup withholding or (2) such securityholder has not been notified by the Internal Revenue Service that such securityholder is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified such securityholder that such securityholder is no longer subject to backup withholding. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part I of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status" signed under the penalties of perjury attesting to such exempt status. Such forms may be obtained from the Depositary.

     The securityholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Trust Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Trust Securities. If the Trust Securities are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     11. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter or Transmittal and the Notice or Guaranteed Delivery may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     12. Lost, Destroyed or Stolen Certificates. If any certificate representing Trust Securities has been lost, destroyed or stolen, the securityholder should promptly notify the Depositary by checking the box immediately preceding special payment/special delivery instructions and indicating the number of Trust Securities lost. The securityholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     13. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, securityholders may designate the order in which their Trust Securities are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the Trust Securities purchased. See Section 1 of the Offer to Purchase.


     IMPORTANT. THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                                      TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                                                   (See Instruction 10)
---------------------------------------------------------------------------------------------------------------------------
                         PAYER'S NAME: Continental Stock Transfer & Trust Company, as Depositary
---------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                               Part 1 - PLEASE PROVIDE YOUR TIN IN THE          _____________________________
                                         BOX AT RIGHT AND CERTIFY BY SIGNING AND            Social Security Number
                                         DATING BELOW.                                                Or
Form W-9
                                                                                          _____________________________
                                                                                            Employee Identification
                                                                                                    Number
---------------------------------------- ------------------------------------------- --------------------------------------
Department of the Treasury               Part 2 - Certification - Under penalties                  Part 3 -
Internal Revenue Service                 of perjury, I certify that:
                                                                                                 Awaiting TIN

                                                                                                       |_|
                                         (1) The number shown on this form is
                                         my correct TIN (or I am waiting for a
                                         number to be issued to me) and
Depositary Request for Taxpayer          (2) I am not subject to backup
Identification Number ("TIN")            withholding because (a) I am exempt from
                                         backup withholding, or (b) I have not
                                         been notified by the Internal Revenue
                                         Service ("IRS") that I am subject to
                                         backup withholding as a result of a
                                         failure to report all interest or
                                         dividends, or (c) the IRS has notified me
                                         that I am no longer subject to backup
                                         withholding.
---------------------------------------------------------------------------------------------------------------------------

Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

SIGNATURE: ______________________________________________                           DATE: __________________________________

NOTE:     FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
          WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
          PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
          IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

----------------------------------------------------------------------------------------------------------------------
                                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
----------------------------------------------------------------------------------------------------------------------

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.

SIGNATURE: ______________________________________________                           DATE: __________________________________

---------------------------------------------------------------------------------------------------------------------------

                     The Information Agent for the Offer is:
                                    GEORGESON
                                   SHAREHOLDER
                               COMMUNICATIONS INC.

                                 17 State Street
                                   10th Floor
                            New York, New York 10004
                Bankers and Brokers Call Collect: (212) 440-9800
                    All Others Call Toll-Free: (800) 223-2064

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. - Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------- -----------------------------    ------------------------------- ---------------------------
                                          Give the                                                   Give the EMPLOYER
  For this type of account:           SOCIAL SECURITY              For this type of account:           IDENTIFICATION
                                         number of                                                       number of
------------------------------- -----------------------------    ------------------------------- ---------------------------
1.   An individual's account    The individual                   9.   A valid trust, estate or   The legal entity (do not
                                                                      pension trust              furnish the identifying
                                                                                                 number of the personal
                                                                                                 representative or trustee
                                                                                                 unless the legal entity
                                                                                                 itself is not designated
                                                                                                 in the account title(5)

2.   Two or more individuals    The actual owner of the          10.  Corporate account          The corporation
     (joint account)            account, or, if combined
                                funds, any one of the
                                individuals

3.   Husband and wife (joint    The actual owner of the          11.  Religious, charitable or   The organization
     account)                   account, or, if joint                 educational organization
                                funds, either person (1)              account

4.   Custodian account of a     The minor(2)                     12.  Partnership account held   The partnership
     minor (Uniform Gift to                                           in the name of the
     Minors Act)                                                      business

5.   Adult and minor (joint     The adult or, if the minor       13.  Association, club, or      The organization
     account)                   is the only contributor,              other tax-exempt
                                the minor(1)                          organization

6.   Account in the name of     The ward, minor or               14.  A broker or registered     The broker or nominee
     guardian or committee      incompetent person(3)                 nominee
     for a designated ward,
     minor or incompetent
     person

7    a.  The usual revocable    The grantor-trustee(1)           15.  Account with the           The public entity
     savings trust account                                            Department of
     (grantor is also trustee)                                        Agriculture in the name
                                                                      of a public entity (such
                                                                      as a State or local
                                                                      government, school
                                                                      district, or prison)
                                                                      that receives
                                                                      agricultural  program
                                                                      payments
     b.  So-called trustee      The actual owner(1)
     account that is not a
     legal or valid trust
     under State law

8    Sole proprietorship        The owner(4)
     account
------------------------------- -----------------------------    ------------------------------- ---------------------------

(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)  Show the name of the owner.

(5)  List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2


Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

o    A corporation.

o    A financial institution.

o An organization exempt from tax under section 501 (a), or an individual retirement plan.

o    The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o    An international organization or any agency, or instrumentality thereof.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o    A real estate investment trust.

o    A common trust fund operated by a bank under section 584(a).

o    An exempt charitable remainder trust, or a non-exempt trust described in
     Section 4947(a)(1).

o    An entity registered at all times under the Investment Company Act of 1940.

o A foreign central bank of issue. Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o    Payments to nonresident aliens subject to withholding under Section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o Payments of patronage dividends where the amount received is not paid in money.

o    Payments made by certain foreign organizations.

o Payments made to a nominee. Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more, and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

o    Payments described in Section 6049 (b) (5) to non-resident aliens.

o Payments on tax-free covenant bonds under Section 1451. Payments made by certain foreign organizations.

o    Payments made to a nominee.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045, and 6050A.

     Privacy Act Notice.-- Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. - If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments. - If you fail to include any portion of an includable payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) Civil Penalty for False Statements with Respect to Withholding. - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty for Falsifying Information. - If you falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.